OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                                                      (UNAUDITED)           (UNAUDITED)
                                                                    AUGUST 31, 1999        JULY 31, 1999
                                                                          ESD                   ESD               CHANGE
                                                                 -------------------------------------------------------------
CURRENT ASSETS
Cash                                                                            52,033                66,227          (14,194)
Restricted cash held in escrow                                               2,698,507             2,731,270          (32,763)
Accounts receivable
 A/R--trade                                                                 10,695,088            11,054,072         (358,984)
 A/R--interco                                                                        -                     -                -
 A/R--employees                                                                  1,633                 5,501           (3,868)
 A/R--supplemental                                                           1,261,071             1,261,071                -
 A/R--miscellaneous                                                             27,899                11,579           16,320
 Allowance for doubtful accounts                                            (1,662,559)           (1,727,293)          64,734
                                                                 -------------------------------------------------------------
  Accounts receivable, net                                                  10,323,132            10,604,930         (281,798)
                                                                 -------------------------------------------------------------
Costs and earnings in excess of billings                                     4,712,576             4,623,053           89,523
Prepaid expenses                                                                86,335                69,281           17,054
Other current assets                                                                                                        -
                                                                 -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        17,872,583            18,094,761         (222,178)
                                                                 -------------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                             2,357,942             2,452,411          (94,469)
 Automotive equipment                                                          888,849               891,042           (2,193)
 Office furniture and equipment                                                996,364               994,579            1,785
 Land, Building, and leasehold improvements                                    107,729               107,729                -
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                             4,350,884             4,445,761          (94,877)
 Accum. Depreciation                                                        (3,405,235)           (3,415,782)          10,547
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                   945,649             1,029,979          (84,330)
                                                                 -------------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                        -                     -                -
Reserve for Long-term accounts receivable                                                                                   -
                                                                 -------------------------------------------------------------
 Long-term accounts receivable - Other (Texas), net                                  -                     -                -
Other Assets                                                                   123,349               125,849           (2,500)
Investment & Intercompany in Subsidiaries                                                                                   -
                                                                 -------------------------------------------------------------
TOTAL ASSETS                                                                18,941,581            19,250,589         (309,008)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                              566,924               284,847          282,077
 Line of Credit                                                                                                             -
 Accrued expenses, excluding bankruptcy costs                                  625,142               654,227          (29,085)
 Accrued bankruptcy costs                                                                                                   -
 Estimated claims against cash held in escrow                                2,500,311             2,499,851              460
 Intercompany - BNYFC                                                        6,795,530             7,432,519         (636,989)
 Pre Petition Accounts Payable Preference Payments                                                                          -
                                                                 -------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                     10,487,907            10,871,444         (383,537)
Intercompany Notes Payable                                                   6,956,599             6,956,599                -
Pre Petition Liabilities                                                       969,759               969,759                -
Pre Petition Estimated Construction Claims                                                                                  -
                                                                 -------------------------------------------------------------
 TOTAL LIABILITIES                                                          18,414,265            18,797,802         (383,537)
                                                                 -------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                                  14,557,677            14,557,677                -
Treasury Stock A-P-I-C
Retained earnings - prior                                                   (9,028,340)           (9,028,340)               -
Y-T-D net income pre petition                                                   (8,531)               (8,531)               -
Y-T-D net income post petition                                              (4,993,490)           (5,068,019)          74,529
                                                                 -------------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                    527,316               452,787           74,529
                                                                -------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                    18,941,581            19,250,589         (309,008)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------





OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                       (UNAUDITED)           (UNAUDITED)
                                                                    AUGUST 31, 1999         JULY 31, 1999
                                                                        CORPORATE             CORPORATE            CHANGE
                                                                 -------------------------------------------------------------
CURRENT ASSETS
Cash                                                                             57,605                18,663           38,942
Restricted cash held in escrow                                                                                               -
Accounts receivable
 A/R--trade                                                                           -                     -                -
 A/R--interco                                                                         -                     -                -
 A/R--employees                                                                       -                     -                -
 A/R--supplemental                                                                                                           -
 A/R--miscellaneous                                                           1,554,094             1,554,094                -
 Allowance for doubtful accounts                                             (1,076,094)           (1,076,094)               -
                                                                 --------------------------------------------------------------
  Accounts receivable, net                                                      478,000               478,000                -
                                                                 --------------------------------------------------------------
Costs and earnings in excess of billings                                                                                     -
Prepaid expenses                                                                120,150               179,668          (59,518)
Other current assets                                                                                                         -
                                                                 --------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            655,755               676,331          (20,576)
                                                                 --------------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                                      -                     -                -
 Automotive equipment                                                                 -                     -                -
 Office furniture and equipment                                                  34,872                34,872                -
 Land, Building, and leasehold improvements                                           -                     -                -
                                                                 --------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                                 34,872                34,872                -
 Accum. Depreciation                                                            (34,074)              (34,022)             (52)
                                                                 --------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                        798                   850              (52)
                                                                 --------------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                         -                     -                -
Reserve for Long-term accounts receivable                                                                                    -
                                                                 --------------------------------------------------------------
 Long-term accounts receivable - Other (Texas), net                                   -                     -                -
Other Assets                                                                     41,622                41,622                -
Investment & Intercompany in Subsidiaries                                    74,375,431            74,375,431                -
                                                                 --------------------------------------------------------------
TOTAL ASSETS                                                                 75,073,606            75,094,234          (20,628)
                                                                 --------------------------------------------------------------
                                                                 --------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                                32,686                34,588           (1,902)
 Line of Credit                                                              23,572,336            24,002,111         (429,775)
 Accrued expenses, excluding bankruptcy costs                                    12,306                12,306                -
 Accrued bankruptcy costs                                                     1,320,873             1,205,873          115,000
 Estimated claims against cash held in escrow                                         -                     -                -
 Intercompany - BNYFC                                                       (17,088,916)          (17,613,707)         524,791
 Pre Petition Accounts Payable Preference Payments                                    -                                      -
                                                                 --------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                       7,849,285             7,918,824          208,114
Intercompany Notes Payable                                                                                                   -
Pre Petition Liabilities                                                      3,031,083             2,914,756          116,327
Pre Petition Estimated Construction Claims                                                                                   -
                                                                 --------------------------------------------------------------
 TOTAL LIABILITIES                                                           10,880,368            10,555,927          324,441
                                                                 --------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                             121,289               121,289                -
Additional paid in capital                                                  128,204,630           128,204,630                -
Treasury Stock A-P-I-C                                                         (562,506)             (562,506)               -
Retained earnings - prior                                                   (49,321,103)          (49,321,103)               -
Y-T-D net income pre petition                                                  (895,498)             (895,498)               -
Y-T-D net income post petition                                              (13,353,574)          (13,008,505)        (345,069)
                                                                 --------------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                  64,193,238            64,538,307         (345,069)
                                                                 --------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                     75,073,606            75,094,234          (20,628)
                                                                 --------------------------------------------------------------
                                                                 --------------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                       (UNAUDITED)          (UNAUDITED)
                                                                    AUGUST 31, 1999        JULY 31, 1999
                                                                       CONTINUING            CONTINUING
                                                                       OPERATIONS            OPERATIONS           CHANGE
                                                                 -------------------------------------------------------------
CURRENT ASSETS
Cash                                                                            109,638              84,890            24,748
Restricted cash held in escrow                                                2,698,507           2,731,270           (32,763)
Accounts receivable
 A/R--trade                                                                  10,695,088          11,054,072          (358,984)
 A/R--interco                                                                         -                   -                 -
 A/R--employees                                                                   1,633               5,501            (3,868)
 A/R--supplemental                                                            1,261,071           1,261,071                 -
 A/R--miscellaneous                                                           1,581,993           1,565,673            16,320
 Allowance for doubtful accounts                                             (2,738,653)         (2,803,387)           64,734
                                                                 -------------------------------------------------------------
  Accounts receivable, net                                                   10,801,132          11,082,930          (281,798)
                                                                 -------------------------------------------------------------
Costs and earnings in excess of billings                                      4,712,576           4,623,053            89,523
Prepaid expenses                                                                206,485             248,949           (42,464)
Other current assets                                                                  -                   -                 -
                                                                 -------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         18,528,338          18,771,092          (242,754)
                                                                 -------------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                              2,357,942           2,452,411           (94,469)
 Automotive equipment                                                           888,849             891,042            (2,193)
 Office furniture and equipment                                               1,031,236           1,029,451             1,785
 Land, Building, and leasehold improvements                                     107,729             107,729                 -
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                              4,385,756           4,480,633           (94,877)
 Accum. Depreciation                                                         (3,439,309)         (3,449,804)           10,495
                                                                 -------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                    946,447           1,030,829           (84,382)
                                                                 -------------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                         -                   -                 -
Reserve for Long-term accounts receivable                                             -                   -                 -
                                                                 -------------------------------------------------------------
 Long-term accounts receivable - Other (Texas), net                                   -                   -                 -
Other Assets                                                                    164,971             167,471            (2,500)
Investment & Intercompany in Subsidiaries                                    74,375,431          74,375,431                 -
                                                                 -------------------------------------------------------------
TOTAL ASSETS                                                                 94,015,187          94,344,823          (329,636)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                               599,610             319,435           280,175
 Line of Credit                                                              23,572,336          24,002,111          (429,775)
 Accrued expenses, excluding bankruptcy costs                                   637,448             666,533           (29,085)
 Accrued bankruptcy costs                                                     1,320,873           1,205,873           115,000
 Estimated claims against cash held in escrow                                 2,500,311           2,499,851               460
 Intercompany - BNYFC                                                       (10,293,386)        (10,181,188)         (112,198)
 Pre Petition Accounts Payable Preference Payments                                    -                                     -
                                                                 -------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                      18,337,192          18,790,268          (175,423)
Intercompany Notes Payable                                                    6,956,599           6,956,599                 -
Pre Petition Liabilities                                                      4,000,842           3,884,515           116,327
Pre Petition Estimated Construction Claims                                            -                   -                 -
                                                                 -------------------------------------------------------------
 TOTAL LIABILITIES                                                           29,294,633          29,353,729           (59,096)
                                                                 -------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                             121,289             121,289                 -
Additional paid in capital                                                  142,762,307         142,762,307                 -
Treasury Stock A-P-I-C                                                         (562,506)           (562,506)                -
Retained earnings - prior                                                   (58,349,443)        (58,349,443)                -
Y-T-D net income pre petition                                                  (904,029)           (904,029)                -
Y-T-D net income post petition                                              (18,347,064)        (18,076,524)         (270,540)
                                                                 -------------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                  64,720,554          64,991,094          (270,540)
                                                                 -------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                     94,015,187          94,344,823          (329,636)
                                                                 -------------------------------------------------------------
                                                                 -------------------------------------------------------------


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION
                                                                       (UNAUDITED)          (UNAUDITED)
                                                                    AUGUST 31, 1999        JULY 31, 1999
                                                                      DISCONTINUED          DISCONTINUED
                                                                       OPERATIONS            OPERATIONS         CHANGE
                                                                 ----------------------------------------------------------
CURRENT ASSETS
Cash                                                                                  -                                  -
Restricted cash held in escrow                                                   20,861              20,861              -
Accounts receivable
 A/R--trade                                                                   4,218,586           4,224,542         (5,956)
 A/R--interco                                                                         -                   -              -
 A/R--employees                                                                                                          -
 A/R--supplemental                                                                                                       -
 A/R--miscellaneous                                                                   -                   -              -
 Allowance for doubtful accounts                                             (3,038,399)         (3,044,355)         5,956
                                                                 ----------------------------------------------------------
  Accounts receivable, net                                                    1,180,187           1,180,187              -
                                                                 ----------------------------------------------------------
Costs and earnings in excess of billings                                                                                 -
Prepaid expenses                                                                  2,800               2,800              -
Other current assets                                                                  -                   -              -
                                                                 ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                          1,203,848           1,203,848              -
                                                                 ----------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                                  1,000               1,000              -
 Automotive equipment                                                                 -                   -              -
 Office furniture and equipment                                                       -                   -              -
 Land, Building, and leasehold improvements                                           -                   -              -
                                                                 ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                                  1,000               1,000              -
 Accum. Depreciation                                                                  -                   -              -
                                                                 ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                      1,000               1,000              -
                                                                 ----------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                         -                   -              -
Reserve for Long-term accounts receivable                                                                                -
                                                                 ----------------------------------------------------------
 Long-term accounts receivable - Other (Texas), net                                   -                   -              -
Other Assets                                                                          -                   -              -
Investment & Intercompany in Subsidiaries                                                                                -
                                                                 ----------------------------------------------------------
TOTAL ASSETS                                                                  1,204,848           1,204,848              -
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                                 1,139              58,851        (57,712)
 Line of Credit                                                                                                          -
 Accrued expenses, excluding bankruptcy costs                                    79,555              79,555              -
 Accrued bankruptcy costs                                                             -                   -              -
 Estimated claims against cash held in escrow                                    20,807              20,807              -
 Intercompany - BNYFC                                                        10,293,386          10,181,188        112,198
 Pre Petition Accounts Payable Preference Payments                                                                       -
                                                                 ----------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                      10,394,887          10,340,401         54,486
Intercompany Notes Payable                                                    4,320,625           4,320,625              -
Pre Petition Liabilities                                                     12,168,899          12,168,899              -
Pre Petition Estimated Construction Claims                                    1,800,000           2,000,000       (200,000)
                                                                 ----------------------------------------------------------
 TOTAL LIABILITIES                                                           28,684,411          28,829,925       (145,514)
                                                                 ----------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                           5,454,120           5,454,120              -
Additional paid in capital                                                   39,347,007          39,347,007              -
Treasury Stock A-P-I-C                                                                -                   -              -
Retained earnings - prior                                                   (53,656,003)        (53,656,003)             -
Y-T-D net income pre petition                                                  (941,907)           (941,907)             -
Y-T-D net income post petition                                              (17,682,780)        (17,828,294)       145,514
                                                                 ----------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                 (27,479,563)        (27,625,077)       145,514
                                                                 ----------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                      1,204,848           1,204,848              -
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                       (UNAUDITED)          (UNAUDITED)
                                                                    AUGUST 31, 1999        JULY 31, 1999
                                                                        COMBINED              COMBINED
                                                                          FINAL                FINAL            CHANGE
                                                                 ----------------------------------------------------------
CURRENT ASSETS
Cash                                                                            109,638              84,890         24,748
Restricted cash held in escrow                                                2,719,368           2,752,131        (32,763)
Accounts receivable
 A/R--trade                                                                  14,913,674          15,278,614       (364,940)
 A/R--interco                                                                         -                   -              -
 A/R--employees                                                                   1,633               5,501         (3,868)
 A/R--supplemental                                                            1,261,071           1,261,071              -
 A/R--miscellaneous                                                           1,581,993           1,565,673         16,320
 Allowance for doubtful accounts                                             (5,777,052)         (5,847,742)        70,690
                                                                 ----------------------------------------------------------
  Accounts receivable, net                                                   11,981,319          12,263,117       (281,798)
                                                                 ----------------------------------------------------------
Costs and earnings in excess of billings                                      4,712,576           4,623,053         89,523
Prepaid expenses                                                                209,285             251,749        (42,464)
Other current assets                                                                  -                   -              -
                                                                 ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                         19,732,186          19,974,940       (242,754)
                                                                 ----------------------------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                                              2,358,942           2,453,411        (94,469)
 Automotive equipment                                                           888,849             891,042         (2,193)
 Office furniture and equipment                                               1,031,236           1,029,451          1,785
 Land, Building, and leasehold improvements                                     107,729             107,729              -
                                                                 ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                              4,386,756           4,481,633        (94,877)
 Accum. Depreciation                                                         (3,439,309)         (3,449,804)        10,495
                                                                 ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                                    947,447           1,031,829        (84,382)
                                                                 ----------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                         -                   -              -
Reserve for Long-term accounts receivable                                             -                   -              -
                                                                 ----------------------------------------------------------
 Long-term accounts receivable - Other (Texas), net                                   -                   -              -
Other Assets                                                                    164,971             167,471         (2,500)
Investment & Intercompany in Subsidiaries                                             0                   0              -
                                                                 ----------------------------------------------------------
TOTAL ASSETS                                                                 20,844,604          21,174,240       (329,636)
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                                               600,749             378,286        222,463
 Line of Credit                                                              23,572,336          24,002,111       (429,775)
 Accrued expenses, excluding bankruptcy costs                                   717,003             746,088        (29,085)
 Accrued bankruptcy costs                                                     1,320,873           1,205,873        115,000
 Estimated claims against cash held in escrow                                 2,521,118           2,520,658            460
 Intercompany - BNYFC                                                                 -                   -              -
 Pre Petition Accounts Payable Preference Payments                                    -                                  -
                                                                 ----------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                      28,732,079          29,130,669       (120,937)
Intercompany Notes Payable                                                            -                   -              -
Pre Petition Liabilities                                                     16,169,741          16,053,414        116,327
Pre Petition Estimated Construction Claims                                    1,800,000           2,000,000       (200,000)
                                                                 ----------------------------------------------------------
 TOTAL LIABILITIES                                                           46,701,820          46,906,430       (204,610)
                                                                 ----------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                             121,289             121,289              -
Additional paid in capital                                                  124,465,227         124,465,227              -
Treasury Stock A-P-I-C                                                         (562,506)           (562,506)             -
Retained earnings - prior                                                  (112,005,446)       (112,005,446)             -
Y-T-D net income pre petition                                                (1,845,936)         (1,845,936)             -
Y-T-D net income post petition                                              (36,029,844)        (35,904,818)      (125,026)
                                                                 ----------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                                 (25,857,216)        (25,732,190)      (125,026)
                                                                 ----------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                     20,844,604          21,174,240       (329,636)
                                                                 ----------------------------------------------------------
                                                                 ----------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION



                                                    (UNAUDITED)          (UNAUDITED)
                                                    MONTH ENDED          MONTH ENDED
                                                  AUGUST 31, 1999       JULY 31, 1999
                                                        ESD                  ESD              CHANGE
                                               -----------------------------------------------------------
Sales                                                      1,548,684           1,151,924          396,760
Cost of Sales                                                979,542             804,794          174,748
                                               -----------------------------------------------------------
  Gross Profit                                               569,142             347,130          222,012

Selling, General, and Administrative                         414,779             405,068            9,711
                                               -----------------------------------------------------------

Income (Loss) From Operations                                154,363             (57,938)         212,301

Other Income (Expense):
 I/C Interest Income (Expense)                               (63,365)            (67,568)           4,203
 Interest Expense                                                  -                   -                -
 Interest Income                                                   -                   -                -
 Gain (loss) on Asset Disposition                            (16,469)             35,757          (52,226)
 Other Expense                                                     -                   -                -
                                               -----------------------------------------------------------
  Total Other (Expense)                                      (79,834)            (31,811)         (48,023)
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                  74,529             (89,749)         164,278
Bankruptcy Administrative Expenses
                                               -----------------------------------------------------------
Net Income (Loss)                                             74,529             (89,749)         164,278
                                               -----------------------------------------------------------



OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                     (UNAUDITED)           (UNAUDITED)
                                                     MONTH ENDED           MONTH ENDED
                                                   AUGUST 31, 1999        JULY 31, 1999
                                                      CORPORATE             CORPORATE           CHANGE
                                               -------------------------------------------------------------
Sales                                                                -                   -                -
Cost of Sales                                                        -                   -                -
                                               -------------------------------------------------------------
  Gross Profit                                                       -                   -                -

Selling, General, and Administrative                            79,135              94,884          (15,749)
                                               -------------------------------------------------------------

Income (Loss) From Operations                                  (79,135)            (94,884)          15,749

Other Income (Expense):
 I/C Interest Income (Expense)                                  63,365              67,568           (4,203)
 Interest Expense                                             (214,299)           (216,381)           2,082
 Interest Income                                                                                          -
 Gain (loss) on Asset Disposition                                    -                   -                -
 Other Expense                                                       -                   -                -
                                               -------------------------------------------------------------
  Total Other (Expense)                                       (150,934)           (148,813)          (2,121)
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                  (230,069)           (243,697)          13,628
Bankruptcy Administrative Expenses                            (115,000)           (100,000)         (15,000)
                                               -------------------------------------------------------------
Net Income (Loss)                                             (345,069)           (343,697)          (1,372)
                                               -------------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                     (UNAUDITED)           (UNAUDITED)
                                                     MONTH ENDED           MONTH ENDED
                                                   AUGUST 31, 1999        JULY 31, 1999
                                                      CONTINUING            CONTINUING
                                                      OPERATIONS            OPERATIONS          CHANGE
                                               ------------------------------------------------------------
Sales                                                        1,548,684           1,151,924         396,760
Cost of Sales                                                  979,542             804,794         174,748
                                               ------------------------------------------------------------
  Gross Profit                                                 569,142             347,130         222,012

Selling, General, and Administrative                           493,914             499,952          (6,038)
                                               ------------------------------------------------------------

Income (Loss) From Operations                                   75,228            (152,822)        228,050

Other Income (Expense):
 I/C Interest Income (Expense)                                       0                   0               0
 Interest Expense                                             (214,299)           (216,381)          2,082
 Interest Income                                                     0                   0               0
 Gain (loss) on Asset Disposition                              (16,469)             35,757         (52,226)
 Other Expense                                                       0                   0               0
                                               ------------------------------------------------------------
  Total Other (Expense)                                       (230,768)           (180,624)        (50,144)
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                  (155,540)           (333,446)        177,906
Bankruptcy Administrative Expenses                            (115,000)           (100,000)        (15,000)
                                               ------------------------------------------------------------
Net Income (Loss)                                             (270,540)           (433,446)        162,906
                                               ------------------------------------------------------------



OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                     (UNAUDITED)           (UNAUDITED)
                                                     MONTH ENDED           MONTH ENDED
                                                   AUGUST 31, 1999        JULY 31, 1999
                                                     DISCONTINUED          DISCONTINUED
                                                      OPERATIONS            OPERATIONS        CHANGE
                                               --------------------------------------------------------
Sales                                                                0                   0           0
Cost of Sales                                                        0                   0           0
                                               --------------------------------------------------------
  Gross Profit                                                       0                   0           0

Selling, General, and Administrative                                 0                   0           0
                                               --------------------------------------------------------

Income (Loss) From Operations                                        0                   0           0

Other Income (Expense):
 I/C Interest Income (Expense)                                       0                   0           0
 Interest Expense                                                    0                   0           0
 Interest Income                                                                                     0
 Gain (loss) on Asset Disposition                                    -                   0           0
 Other Expense                                                 145,514             (10,889)    156,403
                                               --------------------------------------------------------
  Total Other (Expense)                                        145,514             (10,889)    156,403
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                   145,514             (10,889)    156,403
Bankruptcy Administrative Expenses                                   0                   0           0
                                               --------------------------------------------------------
Net Income (Loss)                                              145,514             (10,889)    156,403
                                               --------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                    (UNAUDITED)          (UNAUDITED)
                                                    MONTH ENDED          MONTH ENDED
                                                  AUGUST 31, 1999       JULY 31, 1999
                                                      COMBINED             COMBINED
                                                       FINAL                FINAL           CHANGE
                                               ------------------------------------------------------
Sales                                                      1,548,684           1,151,924     396,760
Cost of Sales                                                979,542             804,794     174,748
                                               ------------------------------------------------------
  Gross Profit                                               569,142             347,130     222,012

Selling, General, and Administrative                         493,914             499,952      (6,038)
                                               ------------------------------------------------------

Income (Loss) From Operations                                 75,228            (152,822)    228,050

Other Income (Expense):
 I/C Interest Income (Expense)                                     0                   0           0
 Interest Expense                                           (214,299)           (216,381)      2,082
 Interest Income                                                   0                   0           0
 Gain (loss) on Asset Disposition                            (16,469)             35,757     (52,226)
 Other Expense                                               145,514             (10,889)    156,403
                                               ------------------------------------------------------
  Total Other (Expense)                                      (85,254)           (191,513)    106,259
Net Income (Loss) Before Bankruptcy
     Administrative Expenses                                 (10,026)           (344,335)    334,309
Bankruptcy Administrative Expenses                          (115,000)           (100,000)    (15,000)
                                               ------------------------------------------------------
Net Income (Loss)                                           (125,026)           (444,335)    319,309
                                               ------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                       (UNAUDITED)                (UNAUDITED)
                                                                       MONTH ENDED                MONTH ENDED
                                                                     AUGUST 31, 1999             JULY 31, 1999            CHANGE
                                                                 ---------------------    --------------------   -----------------
Cash flows from operating activities:
  Net loss                                                                  ($125,026)              ($444,335)           $319,309

  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
      Depreciation                                                             53,530                  56,408              (2,878)
      Change in estimate of pre-petition construction claims                 (200,000)                      0            (200,000)
      (Gain) / Loss on sale of property and equipment                          16,469                 (35,757)             52,226
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                        281,798                  83,809             197,989
      Costs in excess of billings                                             (89,523)                371,397            (460,920)
      Prepaids & other assets                                                  42,464                  44,363              (1,899)
     Increase (decrease) in:
      Accounts payable                                                        222,463                (251,214)            473,677
      Accrued expenses                                                         85,915                 101,452             (15,537)
      Other net changes in assets and liabilities                              35,723                 (69,975)            105,698
                                                                 ---------------------    --------------------   -----------------
        Total adjustments                                                     448,839                 300,483             148,356
                                                                 ---------------------    --------------------   -----------------
        Net cash provided by (used in) operating activities                   323,813                (143,852)            467,665


Cash flows from investing activities:
     Proceeds from sale of equipment                                           26,595                  36,734             (10,139)
     Additions to property and equipment                                      (12,212)                 (3,168)             (9,044)
                                                                 ---------------------    --------------------   -----------------
       Net cash provided by (used in) investing activities                     14,383                  33,566             (19,183)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                        (429,775)                (98,366)           (331,409)
  (Reduction) Increase of pre-petition liabilities                            116,327                 132,511             (16,184)
                                                                 ---------------------    --------------------   -----------------
      Net cash provided by (used in) financing activities                    (313,448)                 34,145            (347,593)
                                                                 ---------------------    --------------------   -----------------
Net increase (decrease) in cash                                                24,748                 (76,141)            100,889

CASH AT BEGINNING OF PERIOD                                                    84,890                 161,031             (76,141)
                                                                 ---------------------    --------------------   -----------------

CASH AT END OF PERIOD                                                        $109,638                 $84,890             $24,748
                                                                 ---------------------    --------------------   -----------------
                                                                 ---------------------    --------------------   -----------------


               See accompanying notes to financial statement information

                                                                  EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #97-06084
August 31, 1999 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of August 31, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $23,600,231. Omega negotiated continuance of debtor-in-possession financing through October 31, 1999.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

During July 1999, an escrow account and certain accounts receivables related to closed operations were transferred from ESD to the Discontinued Operation's balance sheet totaling $20,861 and $410,215, respectively.

Accounts receivable recorded on the Corporate balance sheet of $478,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998 totaling $148,000. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities. $275,000 represents amounts receivable from two insurance lawsuit settlements to be collected in September 1999. The balance, $55,000, represents a receivable from an investment to be collected in September 1999.

Pre-Petition Liabilities

Beginning in June 1999, Omega began collecting pre-petition preference recoveries which are accounted for in the pre-petition liabilities section of the Corporate balance sheet. The total collected as of month end August was $393,980.

Pre-Petition Estimated Construction Claims

Pre-Petition Construction Claims recorded on Discontinued Operation's balance sheet decreased $200,000 in August 1999 due to a revision in the estimated liability owed to the Company's surety.